ACQUISITION	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
ACQUISITION

NOTE 7 – ACQUISITION

On February 3, 2022, the Company announced it has completed the acquisition of all the outstanding shares of Isramat Ltd (“Isramat”), an Israeli manufacturer of precision metal parts. In connection with closing of the acquisition, the Company paid NIS 2,800,000 (approximately $879) in cash and issued the selling shareholders of Isramat 273,774 common shares in the capital of the Company at a price per share of $7.6311. The company has committed to the selling shareholders that if the aggregate proceeds received by a selling shareholder from the sale of its acquisition shares during the lockup period, together with the value of its unsold acquisition shares as of the end of such period, is lower than its pro rata portion in the equity consideration, the Company will pay the difference in cash to such selling shareholder. Such payment shall be made at the end of the lockup period after submission of a report by the selling shareholder.

IFRS 13 favors the use of quoted prices and limits the inclusion of restrictions (such as lockup) in the calculated fair value. Based on the provisions of IFRS 13, the Company has recognized a provision for the commitment to the selling shareholders on the day of the acquisition in the amount of $343. On December 31, 2022, the Company revaluated the commitment to the selling shareholders in the amount of $1,447, and finance expenses in the amount of $1,104 were recognized and charged to the Consolidated Statement of Comprehensive Loss.

On December 31, 2023, the Company revaluated the commitment to the selling shareholders in the amount of $1,362, and finance income in the amount of $85 was recognized and charged to the Consolidated Statement of Comprehensive Loss.

The table below summarizes the fair value of the commitment as of December 31, 2023:

Balance at January 1, 2022	$-
Acquisition date February 3, 2022	343
Revaluation	1,190
Effect of changes in foreign exchange rates	(86)
Balance at December 31, 2022	$1,447

Revaluation	(85)
Balance at December 31, 2023	$1,362

The purchase consideration has been allocated between the acquired tangible assets and intangible assets, based on their fair values.

Management is fully responsible for the valuation made of the assets. The fair value assigned to identifiable intangible assets acquired has been determined by using valuation methods that accounts for replacement costs, using estimates and assumptions determined by management.

Based on the above, the Company has initially determined that the purchase price exceeds the fair values of identifiable net assets acquired by approximately $1,188, which was recognized as goodwill.

In the years ended December 31, 2022, and 2023, Isramat recorded significant losses. As of December 31, 2023, the Company has determined there are signs of decline in the value of Isramat and recognized a loss as a result of impairment to its goodwill of $1,027.

A2Z SMART TECHNOLOGIES CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Thousands of US Dollars, except per share data)